UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

ViacomCBS Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2020.                D00311-P37507-P37508    1515 BROADWAY NEW YORK, NY 10036 VIACOMCBS INC. Meeting Information Meeting Type:                Annual Meeting For holders as of:    March 23, 2020 Date: May 18, 2020 Time: 9:00 A.M., Eastern Daylight Time Location: ViacomCBS’s Corporate Headquarters 1515 Broadway New York, New York 10036 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. As part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication for the health and safety of our stockholders, directors and employees. If we choose to conduct a virtual meeting, we will publicly announce by press release (posted on www.viacbs.com (Investors) and filed with the SEC), as soon as practicable before the meeting, details on how you can participate by live audio webcast and remotely vote your shares. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials D00312-P37507-P37508 Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING AND PROXY STATEMENT    FORM 10-K LETTER TO STOCKHOLDERS How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Phone: You can vote by phone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via phone. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: To vote shares in person, and for instructions related to attendance at the Annual Meeting, please see the Notice of Annual Meeting and Proxy Statement.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL LISTED DIRECTOR NOMINEES. D00313-P37507-P37508 1.    The election of 13 directors: Nominees: 1a.    Robert M. Bakish 1b.    Candace K. Beinecke 1c.    Barbara M. Byrne 1d.    Brian Goldner 1e.    Linda M. Griego 1f.    Robert N. Klieger 1g.    Judith A. McHale 1h.    Ronald L. Nelson 1i.    Charles E. Phillips, Jr. 1j.    Shari E. Redstone 1k.    Susan Schuman 1l.    Nicole Seligman 1m. Frederick O. Terrell THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” MATTERS 2 AND 3. 2.                Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2020.    3.                Advisory vote to approve the Company’s named executive officer compensation.

D0034-P37507-P37508

Important Notice Regarding the Availability of Materials for the Annual Meeting of Stockholders to be held on May 18, 2020. Meeting Information Meeting Type:    Annual Meeting of Stockholders For holders as of: March 23, 2020                1515 BROADWAY NEW YORK, NY 10036 VIACOMCBS INC. Date: May 18, 2020    Time: 9:00 a.m., EDT Location: ViacomCBS’s Corporate Headquarters 1515 Broadway New York, New York 10036 You are receiving this communication because you hold shares of ViacomCBS Inc. non-voting Class B common stock. THIS NOTICE WILL ENABLE YOU TO ACCESS VIACOMCBS INC. PROXY MATERIALS FOR INFORMATIONAL PURPOSES ONLY. This communication presents only an overview of the more complete proxy materials that are available to you on the Inter net. The Notice of 2020 Annual Meeting of Stockholders and Proxy Statement, Fiscal Year 2019 Annual Report on Form 10-K and Stockholder Letter are available at www.proxyvote.com. You may also request a paper copy of these materials (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials. As part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication for the health and safety of our stockholders, directors and employees. If we choose to conduct a virtual meeting, we will publicly announce by press release (posted on www.viacbs.com (Investors) and filed with the SEC), as soon as practicable before the meeting, details on how you can join by live audio webcast. See the reverse side for instructions on how to access materials. D10204-Z77048

How to Access the Materials Materials Available to VIEW or RECEIVE: 1. NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT 2. FISCAL YEAR 2019 ANNUAL REPORT ON FORM 10-K 3. STOCKHOLDER LETTER How to View Online: Visit: www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:    www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com *    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. D10205-Z77048

THIS NOTICE WILL ENABLE YOU TO ACCESS MATERIALS FOR INFORMATIONAL PURPOSES ONLY    D10206-Z77048 VIACOMCBS

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